EXHIBIT 10.5
                          COFCO CHINESE CULTURAL CENTER
                                 LEASE AGREEMENT
                                      WITH
                                 FAN ENERGY INC.


COVER PAGE OF FACTS AND SUMMARY OF SALIENT INFORMATION

SECTION 01    PARTIES; TERM; PREMISES

SECTION 02 RENT; ADJUSTMENTS TO RENT; SECURITY DEPOSIT; LANDLORD'S LIEN, RENEWAL OPTION, ADJUSTMENTS TO RENT (OPERATING COSTS), DEFINITIONS

SECTION 03 USE; RESTRICTIONS ON USE; BUILDING REQUIREMENTS; ENJOYMENT; SERVICES BY LANDLORD

SECTION 04 ASSIGNMENT; SUBLET; RECAPTURE OF PREMISES; MORTGAGE BY LANDLORD; SUBORDINATION; ATTORNMENT;ESTOPPEL CERTIFICATE; NOTICE TO MORTGAGEE; SALE BY LANDLORD

SECTION 05   MAINTENANCE AND REPAIRS; RIGHT OF ENTRY; ALTERATIONS; LINES; SIGNS

SECTION 06   INSURANCE; INDEMNITY; SUBROGATION

SECTION 07   DAMAGE AND DESTRUCTION

SECTION 08   CONDEMNATION

SECTION 09   SURRENDER OF PREMISES

SECTION 10   DEFAULT; EVENTS; REMEDIES

SECTION 11   GENERAL PROVISIONS

SECTION 12   EXHIBITS

EXHIBIT "A"  FLOOR PLAN

EXHIBIT "B"  RULES AND REGULATIONS

PARTIES.

TENANT:                                         LANDLORD:
Fan Energy, Inc.                                COFCO Investment Company, L.L.C.
State/Province of Organization:                 State/Province of Organization:
Nevada                                          Arizona

Address for Notices:                            Address for Notices:
668 North 44th Street, Suite 233                668 North 44th Street, Suite 228
Phoenix, Arizona 85008                          Phoenix, Arizona 85008

Copy of Notices To:                             Copy of Notices To:

Peter H. Jacobs, President                      Robert Reblin, President
Lynn Marzonie, Controller

TERM.
   OCCUPANCY DATE:  Will be March 1, 2003

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EXHIBIT 10.5 - continued

LEASED  PREMISES.
   Second Floor of east wing as indicated on the attached floor plan, Suite #233, Exhibit "A".

SIZE OF PREMISES.
   Approximately: 1,775 square feet of rentable area.

RENT.
   Commencement Date will be on March 1, 2003

   Monthly Rental:   March -April  2003  $     0.00        ($ 0.00/sq.ft.)
                     Months 03-12        $ 3,254.00        ($22.00/sq.ft.)
                     Months 13-24        $ 3,402.00        ($23.00/sq.ft.)
                     Months 25-36        $ 3,550.00        ($24.00/sq.ft.)

   Total Rental during Lease Term:       Year 1             $  32,540.00
                                         Year 2             $  40,824.00
                                         Year 3             $  42,600.00
                                         Total              $ 115,964.00

         Rental due date:  Fifth day of each month.

     Late Payment Charge: Three Hundred Dollars US ($300.00) per each occurrence on rent payments received after the 10th day of the month.

     Interest rate on delinquencies: Maximum legal rate or eighteen percent (18%) per annum, whichever is less, from due date.

                Expense Stop: Base year 2002 operating expenses.

PRO RATA PERCENTAGE.
         Approximate Rentable square feet of Building:      165,526
         Approximate Rentable square feet of Premises:        1,775
         Pro-rata percentage attributable to Premises:        1.07%

                           Percent (1.07%) Operating Costs
                           Percent (1.07%) Taxes and Assessments
                           Percent (1.07%) Insurance
DEPOSITS.

     Security Deposit: Equal to three (3) months rent - $10,650.00. The tenant will be required to provide a security deposit equal to three months rent totaling $10,650.00. The security deposit will be payable in three (3) installments. The first payment of $3,550.00 will be due at the time of move-in, which is anticipated to be March 1, 2003. The second payment of $3,550.00 is due May 1, 2003 and the remaining $3,550.00 will be due on July 1, 2003.

USE.
   General Office Use.

     TENANT IMPROVEMENTS. None, Tenant leases space is "AS IS" condition. Landlord will paint interior walls and clean carpet.

PARKING.
     Tenant will be entitled to six (6) spaces during the term of the lease per month at prevailing garage rates of $50.00 per month or $35.00 per month depending on availability. Surface parking is free of charge during lease term. Landlord will designate surface employee parking.

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EXHIBIT 10.5 - continued

OPTION.
     Tenant is granted one (1) five-year option to extend Lease Agreement by giving Landlord 120 days prior written notice, to the termination of this Lease Agreement. Rental rate for option period will be at market rates.

EXHIBITS.
     All Exhibits are binding on all parties of this lease agreement unless superseded by terms and conditions of the lease agreement.

These Cover Pages are incorporated as part of this Lease and are executed by Landlord and Tenant.

TENANT:                                  LANDLORD:

FAN ENERGY, INC.                         Cofco INVESTMENT COMPANY, L.L.C.


Name: (print)                            Name: (print)


By: (sign)                               By: (sign)

Its: (title)                             Its: (title)

Date:                                    Date:

Tax ID #                                  Tax ID #



SECTION 1.        PARTIES; TERMS; PREMISES

1.01 Parties.
     The parties to this Lease are as shown on the cover page of this Lease.

1.02      TERM.
          Except as otherwise provided in this Lease, the term of this Lease is as shown on the cover page of this Lease.

1.03     POSSESSION OF PREMISES; DELAYED DELIVERY.

          Landlord shall give written notice to Tenant that Premises shall be available for occupancy within five (5) days after the date of said notice. The date of delivery of possession of Premises to Tenant shall be the Commencement Date of this Lease. If possession is not delivered to Tenant by the scheduled Commencement Date and cause for delay is not the fault of Tenant or its agents, the Commencement Date shall be extended to the date possession is delivered to Tenant. If cause for the delay is the fault of Tenant or its agents, Landlord may cancel this Lease by notice to Tenant five (5) days prior to effective date of cancellation. Tenant will receive one (1) day free rent for every day Landlord is late in delivering premises to tenant substantially complete.

1.04      EARLY OCCUPANCY.
          The Commencement Date of this Lease shall be the earlier of the scheduled Commencement Date, the date possession of the Premises is delivered to Tenant, or the date Tenant occupies, commences alterations to or conducts business in all or any portion of the Premises.

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EXHIBIT 10.5 - continued

1.05     ACCEPTANCE OF PREMISES.
          Tenant shall have thirty (30) days following occupancy or delivery of possession of the Premises, whichever first occurs, to notify Landlord in writing of any specific construction work Landlord had agreed in writing to perform within the Premises and which, through no fault or request of Tenant or its agents, has been omitted. Upon receipt of such written notice Landlord shall cause such specified omitted work to be completed. Failure by Tenant to so notify Landlord within the time specified shall constitute acceptance of the Premises by Tenant.

1.06     PREMISES.
          Landlord leases to Tenant and Tenant leases from Landlord the Premises identified on the cover page of this Lease situated in the Building named on the cover page. The approximate square footage of the Premises and the percentage that the Premises represent of the rentable area of the Building are shown on the cover page. The Premises are outlined on Exhibit "A" attached.

1.07     RIGHT OF FIRST OFFER TO LEASE ADJOINING SPACE
          If, prior to the expiration or sooner termination of this Lease, any space adjoining the Premises becomes vacant and available for lease during this Lease term, Landlord shall notify Tenant of its availability in writing by certified mail return receipt requested, and Tenant shall have two (2) days from the date of Landlord's notice to Tenant to advise
     Landlord in writing that Tenant accepts such space offered in its present condition, and agrees that it shall become a part of the Premises. Failure by Tenant to notify Landlord within the time specified shall constitute Tenant's waiver of its right to add such space to its Premises. The Base Rent for the space offered and the approximate dates possession is to be delivered shall be included in Landlord's notice to Tenant. Tenant's obligation to commence payment of Base Rent shall occur on the earlier of the date possession is delivered to Tenant by Landlord or when Tenant occupies all or a portion of such space and continues until the expiration or sooner termination of this Lease.

          Any additional rental obligation of Tenant contained in this Lease and based upon the relationship of area of the Premises to the rentable area of the Building shall be adjusted to reflect the increase in the area of the Premises. Prior to delivery of possession, Tenant shall execute an amendment to this Lease reflecting the addition to the Premises, the additional Base Rental, the change in ratio of the Premises to the Building area and any other revisions necessary because of such additional space being added to the original Premises. All other terms and conditions of this Lease shall apply to the additional Premises.

1.08     SUBSTITUTE PREMISES
         Not Applicable

1.09     MASTER DECLARATION AND CONDOMINIUM COVENANTS

          Tenant has been advised that the Premises are subject to a Declaration of Condominium Covenants, Conditions, and Restrictions as recorded with the Maricopa County Recorder's office and Tenant agrees to abide by the terms and conditions set forth in said document. Tenant hereby acknowledges receipt of a copy of said Declaration of Condominium and Covenants, Conditions and Restrictions for the COFCO Chinese Cultural Center document is attached herewith.

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EXHIBIT 10.5 - continued

          Tenant has been advised that the Premises are subject to a Master Declaration as recorded with the Maricopa County Recorder's office and Tenant agrees to abide by the terms and conditions set forth in said document. Tenant hereby acknowledges receipt of a copy of said Master Declaration of Covenants, Conditions, Restrictions and Easements for the COFCO Phoenix Center (also known as CPC Master Association) is attached herewith.

SECTION 2.    RENT; ADJUSTMENTS TO RENT; SECURITY DEPOSIT; LANDLORD'S LIEN

2.01     RENT; WHEN DUE; WHERE PAID.
          All monies payable by Tenant to Landlord under this Lease shall be deemed to be rent and shall be payable and recoverable as rent in the manner herein provided and Landlord shall have all rights against Tenant for default in any such payment. Rent shall be paid to Landlord in advance, on the fifth day of each calendar month, during the entire term of this Lease, without abatement, deduction or set-off of any kind, it being the intention of the parties that, to the fullest extent permitted by law, Tenant's covenant to pay rent shall be independent of all other covenants contained in this Lease, including without limitation, Tenant's continued occupancy of the Premises. Tenant shall pay rent when due, in legal tender of the jurisdiction in which the Building is located, at the address of Landlord as set forth, or to such other person or entity or to such other address as Landlord may designate in writing. Tenant's obligation to pay all rent due under this Lease shall survive the expiration or earlier termination of this Lease. Should this Lease commence on a day other than the first day of the month or terminate on a day other than the last day of the month, the rent for such partial month shall be prorated based on a 365-day year.


2.02     BASIC RENT.
          Tenant agrees to pay the basic rent as shown on the cover page of this Lease and as such amount may be modified from time to time in accordance with provisions of this Lease.

2.03     INTEREST RATE ON DELINQUENCIES.
          If Tenant fails to pay any rent when due, such unpaid amounts shall bear interest from the date due until paid at the rate shown on the cover page of this Lease.

2.04     LATE PAYMENT CHARGE.
          If Tenant fails to pay any rent when due, Tenant shall pay to Landlord, in addition to the interest provided for in Section 2.01-2, a late payment charge for each occurrence of an amount as shown on the cover page of this Lease to help defray the additional cost to Landlord for processing such late payments.

2.05     MISCELLANEOUS.
          These provisions for interest to be paid and late charges shall be in addition to Landlord's other rights and remedies hereunder or at law or in equity and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.


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EXHIBIT 10.5 - continued

2.06     RECORDS -- INSPECTIONS.
          Landlord shall maintain records concerning Estimated and Actual Operating Costs for thirty-six (36) months following the period covered by the statement or statements furnished Tenant, after which Landlord may dispose of such records. Tenant and Tenant's auditors may at Tenant's sole cost and expense inspect Landlord's records during Landlord's normal business hours upon first furnishing Landlord sixty (60) days advance written notice. Tenant shall, however, be entitled to only one such inspection each calendar year.


2.07     SECURITY DEPOSIT.
          Tenant has deposited with Landlord the sum of Ten Thousand Six Hundred Fifty Dollars US ($10,650.00) as security for the full, timely and faithful performance by Tenant of its covenants and obligations hereunder. Such security deposit shall not bear interest. If Tenant defaults in the performance of any of the covenants and obligations to be performed by it, Landlord may from time to time without prejudice to any other remedy, use such security deposit to the extent necessary to make good any arrearages in rent or any sum as to which Tenant is in default and any other damage, injury, expense or liability caused to Landlord by such default. This would include any damages or deficiency in the reletting of the Premises, whether such damages or deficiency may accrue before or after termination of this Lease. Following any such application of the security deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not then in default hereunder, Landlord shall return any remaining balance of security deposit to Tenant upon termination of this Lease and after delivery of possession of the Premises to Landlord in accordance with this Lease. If Landlord assigns its interest in the Premises during the Lease Term, Landlord may assign the security deposit to the assignee and thereafter Landlord shall have no further liability for the return of such security deposit and Tenant agrees to look solely to the new Landlord for the return of such security deposit. This provision shall apply to every transfer or assignment made of the security deposit to a new Landlord. Tenant agrees that it will not assign or encumber or attempt to assign or encumber the monies deposited as security and that Landlord and its successors and assignees shall not be bound by any such actual or attempted assignment or encumbrance.


2.08     LANDLORD'S LIEN.
          In addition to the statutory landlord's lien, Tenant hereby grants to Landlord a security interest to secure payment of all rent or other sums of money due from Tenant. This lien will also secure payment of any damages or loss which Landlord may suffer Tenant breaches any covenant, agreement, or condition contained herein, upon all goods, wares, fixtures, furniture, improvements, and other personal property of Tenant, and fixtures and improvements installed by Landlord or Tenant presently or hereafter situated on the Premises. Such property shall not be removed from the Premises without the consent of the Landlord until all arrearages in rent as well as any other sums of money due Landlord hereunder shall first have been paid, and all the covenants, agreements, and conditions hereof have been fulfilled and performed by Tenant.

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EXHIBIT 10.5 - continued

2.09     ADJUSTMENTS TO RENT - OPERATING COST INCREASES.
          Tenant shall pay its pro rata share of Landlord's total annual Operating Costs, when costs are in excess of base year 2002 operating expenses, which shall include real estate taxes and assessments, and insurance expenses as defined in Section 6, insurance.

2.10     ADJUSTMENTS TO RENT - REAL PROPERTY TAXES AND RENTAL TAX.
          Tenant shall pay its pro rata share of all and any future increase in real property taxes and assessments levied and assessed upon the Building and the land upon which the Building is situated. Tenant shall pay any excise transaction, sales, business or privilege tax (except income tax) attributed to or measured by rental, which is now or subsequently imposed upon by any government or unit thereof.

2.11     DEFINITIONS.
     (a) Pro Rata Share: Tenant's pro rata share is defined as the ratio of the Rentable square footage of the Premises to the total Rentable square footage of the Building. In this Lease, Tenant's pro rata share is (1.07%) subject to increase or decrease due to an increase or decrease in the Rentable square footage of the Premises.
     (b)  Base Year: Calendar year during which this Lease commences.

     (c) Comparison Year: Calendar year following the year in which the Lease commences. Operating Costs: All expenses paid or incurred by Landlord in connection with the leasing, ownership, management, maintenance, operation and repair of the Building, the land, the parking facility situated on the land and the personal property used in conjunction therewith. Operating Costs include but are not limited to all expenses paid or incurred by Landlord for heating, cooling, electricity, water, gas, sewers, refuse collection, telephone charges not chargeable to tenants and similar utilities services, the cost of supplies, janitorial and cleaning services, window washing; insurance; the cost of compliance with any governmental rules, regulations, requirements or orders; cost of services of independent contractors; the cost of compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with such Operating Costs and any other expense or charge (except Real Property Taxes and assessments) which, in accordance with generally accepted accounting and management principles, would be considered an expense of maintaining, operating, and repairing the Building.

          Operating Costs shall not include any expenses paid by any tenant directly to the third parties, or as to which Landlord is otherwise reimbursed by any third party or by any insurance proceeds. Landlord may, in a reasonable manner, allocate insurance premiums for so-called "blanket" insurance policies, which insure other properties as well as the Building, and said allocated amounts shall be deemed to be operating expenses. The amount so determined shall be deemed to have been Operating Costs for such year, excluding capital expenses.


2.12     RENEWAL OPTION.

          Tenant is granted one (1) five-year option to extend Lease Agreement by giving Landlord 120 days prior written notice to the termination of this Lease Agreement. Rental rate for option period will be at market rates.

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EXHIBIT 10.5 - continued

SECTION 3.        USE; RESTRICTIONS ON USE; BUILDING REGULATIONS; ENJOYMENT;
                  SERVICES BY LANDLORD

3.01     USE.
          The Premises shall be used only for the use specified on the cover page of this Lease and for no other purpose. Tenant shall, at Tenant's expense, take all actions necessary to comply with all laws, rules, regulations, requirements, and ordinances existing or hereafter enacted or imposed by any governmental authority having jurisdiction over the Building, the Premises, Landlord or Tenant applicable to Tenant and Tenant's use of the Building and the Premises.

3.02     RESTRICTIONS ON USE.
         Tenant shall not:


3.02-1      Do or permit to be done anything,  which will invalidate or increase the insurance coverage on the Building or on the Premises.

3.02-2      Do or permit to be done  anything in the Building or on the Premises that may obstruct or interfere with the rights of other tenants or occupants of the Building.

3.02-3      Use,  allow,  or permit the  Premises  to be used for any  improper, objectionable or unlawful purposes.

3.02-4      Cause, maintain, or permit any nuisance in or about the Premises.

3.02-5      Commit or permit any waste to be committed in the Premises.

3.02-6      Install in the  Premises or bring into the  Building  any  fixtures, equipment, furniture, materials, or other objects that will overload, damage, or obstruct any utility lines or heating or air conditioning equipment or systems providing services to the Building or the Premises.

 3.02-7     Install in the  Premises or bring into the  Building  any  fixtures, equipment, furniture, materials, or other objects that will overload the floors in the Premises or in any way affect the structural capacity or design of the Premises or the Building.


 3.02-8     Install or affix any window coverings,  window shades, draperies, or material between the glass on the exterior walls of the Premises and the Building standard window coverings, window shades, or draperies.


3.02-9      Install,  remove  from,  or move into the  Premises  any  furniture, fixtures, equipment, materials, supplies, or other objects except on such day and at such time approved in advance by Landlord.

3.02-10     Fail  to  comply  with  any  written  regulations,  together  with
          revisions  or  additions  thereto,   developed  and  given  to  Tenant
          periodically by Landlord.

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EXHIBIT 10.5 - continued

3.03     BUILDING REGULATIONS.
     Tenant shall obey all rules and regulations of the Building as imposed by Landlord and set forth in Exhibit "B" and incorporated as a part of this Lease. The rules and regulations are in addition to and shall not be construed to modify or amend this Lease in any way. Landlord shall have the right to make changes or additions to such rules and regulations provided such changes or additions, except those affecting the safety and operation of the Building or the Premise, do not unreasonably affect Tenant's use of the Premises. Landlord shall not be liable for failure of any Tenant to obey such rules and regulations. Failure by Landlord to enforce any current or subsequent rules or regulations against any Tenant of the Building shall not constitute a waiver thereof.

3.04     QUIET ENJOYMENT.
     Landlord represents and covenants that it has the authority to enter into this Lease and that Tenant, provided Tenant is not in default hereunder, shall and may peaceably and quietly occupies the Premises during the term of this Lease and any renewal or extension thereof. Landlord agrees to make reasonable efforts to protect Tenant from interference or disturbance by other tenants or third persons. However, Landlord shall not be liable for any such interference or disturbance nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.


3.05     SERVICES BY LANDLORD -- TIMES AND LEVEL FURNISHED.
     Landlord shall furnish Tenant with those services hereafter described. Janitor service, refuse removal, and security service shall be furnished after normal business hours. Except for holidays, all other services shall be furnished between the hours of 8:00 a.m. and 5:00 p.m. on normal business weekdays. If upon advance written request of Tenant, such services are provided to the Premises on Saturdays, holidays, or times other than as specified, or if due to Tenant's requirements such services of a level in excess of those described are provided (in which event Landlord may at Tenant's expense, perform surveys or install metering devices to measure the excess service provided), Tenant shall pay Landlord as additional rent the cost of those services provided based upon Landlord's schedule of rates in effect at the time such services are furnished. If any services to be provided are suspended, interrupted, or varied by strikes, accidents, repairs, maintenance, alterations, orders from any governmental authority, or any cause beyond Landlord's control, Landlord shall not be liable for any damages, direct, indirect, or consequential, or for damages for personal discomfort, illness, or inconvenience of Tenant, its employees, agents, or invitees, or for loss, damage or theft of Tenant's improvements, equipment or property, unless caused by the deliberate act or gross negligence of Landlord, its servants, agents, or employees. Suspension or interruption shall not result in any abatement of rent, be deemed an eviction, or relieve Tenant of performance of Tenant's obligations under this Lease.

Services furnished by Landlord are:

3.05-1       Passenger elevator service in common with others.

3.05-2       Men's  and  women's  restrooms  situated  on the floor on which the
Premises are located together with hot and cold or tempered water for use in said restroom.

3.05-3      Cold water for any restroom or lunchroom facilities installed in the
Premises by Tenant.

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EXHIBIT 10.5 - continued

3.05-4       One  refrigerated  drinking  fountain  on the  floor on  which  the
Premises are located.

3.05-5      A clean, street-level entranceway,  elevator lobby, public corridor, and other public portions of the Building for use in common with others.

3.05-6       Building  directory  located  in  close  proximity  to the  primary entrance of the Building listing Tenant's name and suite number.

3.05-7       Electric  current  in  reasonably  sufficient  amounts  for  normal business use, including operation of building standard lighting and general office machines of a type that require no more than a 110-volt duplex outlet.

305-8     Re-lamping  and maintaining  building  standard  fluorescent  lighting fixtures installed in the Premises.

3.05-9       Heating,  ventilation,  and air  conditioning in season through the existing air distribution system of the Building at such temperatures and in such amounts as may, in the judgment of the Landlord, are reasonably required for comfortable use and occupancy under normal business operations.

3.05-10       Janitor  service  and  refuse  removal  on Monday  through  Friday
(exclusive of legal holidays). The level of janitor service shall not include carpet shampooing, drapery cleaning, or cleaning, maintenance, or supplies for food facilities, special equipment areas, athletic facilities, or security areas located within the Premises.

 3.05-11     Window washing of all exterior windows in the Premises at intervals determined solely by Landlord, but not less than one time per year.

3.06 PARKING.
     Landlord shall make available to Tenant (6) parking spaces in the Building's parking facility on a self-parking basis or on such other basis as may then be in effect as determined by Landlord or the operator of the parking facility during hours of normal business operation throughout the term of this Lease. Landlord shall furnish spaces specifically designated for the use of Tenant in connection with such parking privileges. Tenant shall have the option of receiving or paying for more or less than the number of spaces herein allocated. Tenant shall comply with all rules and regulations established by Landlord or the operator of the parking facility.

3.07 PARKING FEE.
     Tenant shall pay to Landlord or, at Landlord's request, to the operator of the parking facility, in advance, on or before the first day of each month during the term of this Lease, the then current monthly parking rate for each parking space allocated to Tenant. Such parking fee shall be payable by Tenant solely for the right and privilege to park in the Building's parking facility and for that right and privilege only without regard to actual use. The current monthly parking rate for each space allocated to Tenant shall be that rental which is determined by Landlord periodically.

3.08 LANDLORD'S  INABILITY TO PROVIDE  PARKING.
     If for any reason Landlord fails or is unable to provide parking space to Tenant or Tenant is not permitted to utilize parking space in the parking facility for any or all of the vehicles for which Tenant is renting space at any time during the term of this Lease, such failure or inability shall not be deemed to be a default by Landlord as to permit Tenant to terminate this Lease, either in whole or in part. But, Tenant's obligations to pay rental for any

(3.08 LANDLORD'S  INABILITY TO PROVIDE  PARKING.)

parking space which is not provided by Landlord shall be abated for so long as Tenant does not have the use of such parking space; such abatement shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of such failure or inability to provide Tenant with such parking space.

3.09     LANDLORD'S RIGHTS.
     Landlord shall have the right to erect barriers to the parking facility that can be passed or removed by use of a card or other identification system. Landlord shall have the right to promulgate rules and regulations pertaining to any such system as may be installed. During the term of this Lease, Landlord shall have the right to designate and to relocate visitor-parking areas; handicapped persons' parking areas and other restricted parking areas periodically, all at Landlord's sole discretion.


SECTION 4. ASSIGNMENT; SUBLET; RECAPTURE OF PREMISES; MORTGAGE BY LANDLORD; SUBORDINATION; ATTORNMENT, ESTOPPEL CERTIFICATE; NOTICE TO MORTGAGEE; SALE BY LANDLORD

 4.01    ASSIGNMENT  -- SUBLET.
     Tenant shall not assign or mortgage this Lease or sublet all or any portion of the Premises without Landlord's prior written consent in each instance, and Landlord will not unreasonably withhold consent. A copy of the proposed assignment or sublease shall accompany any request for Landlord's written consent, which must be in a form acceptable to Landlord. Assignment, mortgaging, or subletting, if consented to by Landlord shall either a) relieve Tenant of its liability under this Lease or the portion of the Lease identified to be sublet, subject to Landlords' acceptance of proposed subtenant by Tenant, or b) Tenant shall not be released from liability for assignment or sublease and will continue to pay to Landlord all sums due under this Lease Agreement. This Payment shall occur either as of the effective date of the assignment or sublease or over the term of the assignment or sublease. Consent by Landlord to any assignment or sublease shall not operate as a waiver of the necessity for Tenant to obtain the prior written consent of Landlord to any subsequent assignment, mortgaging, or subletting and the terms of any such consent shall be binding upon the assignee, mortgagee, or subtenant. Any transfer of this Lease by merger, consolidation, or liquidation or any change in ownership of or power to vote the majority of outstanding voting stock of Tenant or, if Tenant is a partnership, any withdrawal, replacement, or substitution of any partner or partners, either general or limited, whether as the result of a single or series of transactions, shall constitute an assignment for purposes of this section.

4.02     CORPORATE TRANSFER.
     Any transfer of this Lease by Tenant through merger, consolidation or liquidation, or any change in the ownership of or power to vote the majority of its outstanding voting stock, shall constitute an assignment and is subject to the provisions contained herein relative to assignment. Unless Tenant's stock is listed on a recognized security exchange or if less than eighty percent (80%) of its stock is owned by a corporation whose stock is listed on a recognized security exchange, an assignment forbidden under this Lease shall include one or more sales or transfers, by operation of law or otherwise, or creation of new stock, by which an aggregate of more than fifty percent (50%) of Tenant's stock shall be vested in a party or parties who are non-stockholders as of the Commencement Date of this Lease.

4.03     RECAPTURE OF PREMISES.
     Tenant's request of Landlord's consent to an assignment of this Lease or a subletting of all or any part of the Premises shall contain a written offer to Landlord to recapture the Premises (or the portion thereof proposed to be sublet, in the case of a subletting), at the lesser of (i) the then current rental in effect under this Lease; or (ii) the rental Tenant proposes to obtain as a result of the assignment or sublease. Upon receipt of such written offer, Landlord shall have the option, to be exercised within thirty (30) days following receipt of such offer, to accept the offer to recapture in accordance with this Section. If such offer is accepted by Landlord, Tenant shall execute an assignment of the Lease or a sublease to Landlord in a form acceptable to Landlord, with Landlord having the right to sublease the portion of the Premises affected to others without any requirement of obtaining Tenant's consent therefore. Except as hereafter provided, Tenant shall not be relieved of its liability under this Lease. If Landlord exercises its option to recapture and the assignment or sublease from Tenant provides for a rental rate equal to the rental rate in effect as of the date the option is exercised, Tenant shall be released of all further liability under this Lease as of the effective date of the assignment or sublease with respect to that portion of the Premises subject to the assignment or sublease. If Landlord does not exercise its option within the time herein specified and consents in writing to Tenant's request to assign or sublease, Tenant shall, in a form acceptable to the Landlord, assign or sublease to the assignee or subtenant named in Tenant's request within thirty
(30) days from the date of Tenant's request at a rental rate equal to the rental rate specified in the request. In the event Tenant fails to execute and deliver any assignment or sublease within thirty (30) days from the date of Tenant's request, then Tenant shall again comply with all the provisions and conditions of this Section before assigning this Lease or subletting all or any portion of the Premises.

4.04     MORTGAGE BY LANDLORD.
     Landlord shall have the right to transfer and assign in whole or in part, each and every feature of its right and obligations hereunder and in the Building and land upon which it is situated. Such transfer or assignment may be made either to a corporation, trust company, bank, insurance company, lending institution, or any subsidiary thereof, or individual or group of individuals, and Tenant shall recognize any such transfer or assignment.

4.05     SUBORDINATION.
     This Lease and all rights of the Tenant hereunder are subject and subordinate to any deeds of trust, mortgage or other instruments of security that do now or may hereafter cover the Building and/or the land upon which the Building is situated or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any such deeds of trust, mortgages, or instruments of security. This provision is hereby declared to be self-operative and no further instrument shall be required to effect such subordination of this Lease.

4.06     ATTORNMENT.
     If the Landlord's interest is transferred to any person or entity by reason of foreclosure or other proceedings for enforcement of any mortgage, deed of trust or security interest, or by delivery of a deed in lieu of foreclosure or other proceedings, Tenant shall, upon delivery to Tenant by said transferee of a non-disturbance agreement, immediately and automatically attorn to such person or entity. In the event of such transfer, this Lease and Tenant's rights hereunder shall continue undisturbed so long as Tenant is not in default beyond any applicable notice and cure periods hereunder.

4.07     ESTOPPEL CERTIFICATE.
     Tenant will at any time and from time to time, upon not less than ten (10) days prior written request by Landlord, execute, acknowledge and deliver to Landlord a statement in writing executed by Tenant certifying that this Lease is unmodified and in full effect. Or, if there have been modifications, that this Lease is in full effect as modified, setting forth such modifications such as the dates to which the rent has been paid, and either stating that to the knowledge of the signer of said statement that no default exists or specifying each such default of which the signer may have knowledge. It is intended that any such statement executed by Tenant may be relied upon by any prospective purchaser or mortgagee or existing mortgagee of he Building or land upon which it is situated.

4.08     ESTOPPEL CERTIFICATE  -- LANDLORD.
     Landlord agrees to furnish within twenty (20) days after request by Tenant a certificate signed by Landlord stating the date to which base rent and additional rent has been paid by Tenant and confirming the absence or existence of defaults hereunder of which Landlord has knowledge.


4.09     NOTICE TO MORTGAGEE.
     In the event of any act or omission by Landlord that would give Tenant the right to damages or to terminate this Lease by reason of a constructive or actual eviction from all or part of the Premises, Tenant shall not commence action or terminate this Lease until it shall have given written notice to Landlord and the holder of the indebtedness or other obligation secured by a first mortgage or first deed of trust affecting the Building or the land upon which it is situated. If the name and address of such holder has previously been furnished to Tenant and until a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice, during which time Landlord and such holder or either of them, their agents or employees, shall be entitled to enter the premises and do whatever may be necessary to remedy such act or omission. During the period following the giving of such notice and during the remedying of such act or omission, the rent shall be abated and apportioned only to the extent that any part of the Premises shall be untenantable.

4.10     LIABILITY OF LANDLORD -- SALE BY LANDLORD.
     Tenant shall look solely to Landlord's interest in the Building and land upon which it is situated, for recovery of any judgment against Landlord. A sale, conveyance, or assignment of Landlord's interest in the Building shall operate to release Landlord from liability from (and after the effective date thereof) all of the covenants, terms, and conditions of this Lease, express or implied, except as such may relate to the period prior to such effective date. Tenant shall thereafter look solely to Landlord's successor in interest in and to this Lease. This Lease shall not be affected by any such sale, conveyance, or assignment, and Tenant shall attorn to Landlord's successor in interest thereunder.


4.11     LIABILITY OF LANDLORD.
     The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Building. In no event shall Tenant make any claim against the shareholders, officers, directors, individuals, partners, or joint venturers of Landlord, or any partners of such partners or joint venturers, for any deficiency nor shall any such shareholders, officers, directors, individuals, partners, or joint venturers, or any partners of such partners or joint venturers, have, or be

(4.11   LIABILITY OF LANDLORD)

subject to, any personal liability. The assets of such parties shall not be subject to levy, attachment, or other enforcement of a remedy sought by Tenant or anyone claiming by, through or under Tenant for any breach or claim hereunder. This clause shall not be deemed to limit or deny any remedies, which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.


SECTION 5.   MAINTENANCE AND REPAIRS, RIGHT OF ENTRY, ALTERATIONS, LINES, SIGNS.


5.01     MAINTENANCE AND REPAIRS BY TENANT.
     Tenant shall maintain the Premises and any alterations and additions to the Premises in good condition and repair, except for any express maintenance and repair obligations of the Landlord set forth in this Lease; reasonable wear and tear; and damage or destruction by fire or other casualty, which Tenant is not obligated to repair. Without limiting the foregoing, Tenant shall repair or replace any damage or injury whatsoever to the Premises or the Building caused by Tenant, its agents, employees or invitees (except to the extent that Landlord receives insurance proceeds with which to repair or replace such damage or injury, the repair obligations of Tenant with respect to such damage or injury being subject to the waiver of subrogation and release provisions set forth in this Lease).
     All maintenance and repairs made by Tenant shall be performed in a good and professional manner using materials of equal or greater quality than the original work and shall be performed only by licensed contractors first approved by Landlord. Tenant shall require its contractor to comply with Landlord's regulations regarding all work to be performed and to maintain such insurance coverage's with respect thereto as may be reasonably required by Landlord.

5.02     LANDLORD'S RIGHT TO MAINTAIN OR REPAIR.
     If within thirty (30) days following notice by Landlord, Tenant fails or refuses to perform any maintenance or repair to the Premises required of Tenant by virtue of the provisions of this Lease, or to repair or replace any damage to the Premises or Building caused by Tenant, its agents, employees, or invitees, Landlord may at its own option cause all required maintenance, repairs, or replacements to be made. Tenant shall pay Landlord, within ten (10) days following invoice therefore, all costs incurred, (plus an administrative fee of fifteen percent (15%) of such costs), plus interest on such amount at the rate of eighteen percent (18%) per annum from the date of expense until repaid. All amounts so owed shall be deemed additional rental due from Tenant hereunder and failure to pay same when due shall entitle Landlord to exercise all rights and remedies provided by this Lease, law and equity for nonpayment of rent.

5.03     LANDLORD'S RIGHT OF ENTRY.
     Landlord and its agents and employees shall have the right to enter the Premises at reasonable hours (and, except in cases of emergency, upon reasonable advance notice to Tenant (which notice, notwithstanding any other provision of this Lease, may be given orally) to make inspections, or to make alterations or repairs to the Building or the Premises for which it is responsible or which it is entitled to make hereunder. (Tenant shall be entitled at its own option to have an agent present during any such entry.) In the event of emergency or in order to comply with all laws, orders, ordinances and requirements of any governmental unit or authority (regarding which compliance is the responsibility of Landlord), Landlord and its agents and employees shall have the right of entry at any time and may perform any acts related to safety, protection,

(5.03     LANDLORD'S RIGHT OF ENTRY)

reservation or improvement of the Building or the Premises or required by such governmental unit or authority. Except for repair of casualty damage not caused by Tenant, its agents, employees or invitees, Tenant shall not be entitled to any abatement or reduction of rent because of work performed within the Building or Premises by Landlord, (provided such work is performed in a manner so as to minimize interference with the conduct of Tenant's business within the Premises).
     Landlord shall perform all necessary repairs to the heating, ventilation, electrical, plumbing, and air conditioning systems servicing the Premises and the Building, excluding those systems installed specifically by or for the benefit of the Tenant and/or the Premises. Landlord shall maintain and repair the exterior walls, roof, foundation, and all common areas of and within the Building so as to keep same in good condition, order, and repair.

5.04     MAINTENANCE BY LANDLORD.
     Landlord will maintain and make necessary repairs of damage to the Building corridors, lobbies, common areas, and structural members and to equipment used to provide those services, which Landlord agrees to furnish. All costs incurred by Landlord in performing such maintenance and repairs shall, (subject to the provisions of operation expenses exclusions provision), be included in Operating Expenses for the Building. Except if such damage is caused by acts or omissions of Tenant, its agents, employees, customers, or invitees, Tenant shall (subject to the Waiver of Recovery and release provision set forth in this Lease) pay the entire cost of the repair of such damage. Tenant shall promptly give Landlord written notice of any damage caused by Tenant, its agents, employees, customers, or invitees. Tenant shall further provide Landlord immediate notice of any defective condition in or about the Premises known to Tenant. Tenant's failure to provide such notice shall make Tenant liable to Landlord for any expense or damage to Landlord resulting from such defective condition. Landlord shall not be liable for or by reason of any injury to or interference with Tenant's business arising from the performance of any maintenance or the making of any repairs performed by Landlord, its agents, or employees, as long as Landlord proceeds diligently with such maintenance repairs.

5.05     ALTERATIONS BY TENANT.
     Tenant, at its own expense, may make changes, additions and improvements to the Premises provided that any change, addition or improvement shall:

     (a) Be made only with prior written consent of Landlord (which consent, except in case of changes, additions or improvements to the Premises which are structural, visible from the exterior of the Premises or materially and adversely affect (in Landlord's sole discretion) the base mechanical, electrical, plumbing, and/or HVAC systems of the Building, shall not be unreasonably withheld, delayed or conditioned).
     (b) Comply with all applicable governmental and insurance company rules, regulations and requirements.
     (c)  Equal or exceed the current construction standard for the Building.
     (d) Be performed by a licensed contractor first approved by and in accordance with regulations set forth by Landlord. If requested prior to commencing work, contractor will deliver to Landlord evidence of insurance coverage's in amounts and form satisfactory to Landlord.

(5.05     ALTERATIONS BY TENANT)

     All work performed shall be done in such a manner as not to disturb or disrupt the operations of the Building or of any other tenants situated in the Building. Following completion of any changes, additions or improvements, Tenant shall furnish Landlord with current "as-built" drawings and specifications for the Premises reflecting such changes, additions or improvements made to the Premises. Tenant as additional rent shall pay any increase in real estate taxes or insurance premiums on the Building attributable to such change, addition or improvement.

5.06     ALTERATIONS BY TENANT -- ADA COMPLIANCE.
     Without limiting any other provisions of this Lease, Tenant shall at Tenant's sole cost and expense (but subject to Landlord's prior written approval, which shall not be unreasonably withheld), make each and every alteration or addition to the Premises required to bring the Premises into compliance with the requirements imposed by the Americans with Disabilities Act (42 U.S.C. Section 12101 et seq.) and any regulations promulgated pursuant thereto effective from time to time during the term of this Lease, and any period of holding over by Tenant ("ADA Requirements"), if

     (a)  The requirement for such alteration or addition arises as a result of:
          (1)  Any alteration or addition by Tenant.
          (2)  Any violation by Tenant of any ADA Requirements.
          (3) A special use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant (including but not limited to use for a facility which constitutes, or if open to the public generally would constitute, a "place of public accommodation" under the ADA requirements).
          (4) The special needs of the employee(s) of Tenant or any assignee or subtenant of Tenant.
     (b) The ADA requirements would otherwise make Tenant rather than Landlord primarily responsible for making such alteration or addition.


5.07     ALTERATIONS BY LANDLORD -- COMMON AREAS.
     Landlord reserves the right in its sole discretion to redesign, change, rearrange, alter, reconstruct, modify, expand, reduce, or supplement any and all of the facilities designed for the common use and convenience of all Tenants of the Complex and/or the Building, including without limitation, parking areas, driveways, and other common areas, so long as access to the Premises is not materially affected thereby. Further and not in limitation of the foregoing, Landlord shall have the right to erect additional stores or other structures in the Complex or to add to or otherwise modify Buildings and Facilities now or hereafter existing in the Complex. In connection with any such activity and construction, Landlord may erect temporary scaffolds and other aids to construction on the exterior of the Premises, provided that access to the Premises shall not be denied to Tenant and that there shall be no encroachment upon the interior of the Premises. Landlord shall have the right to close the common areas or any portion thereof (including, without limitation, all roadways, driveways, access ways, sidewalks, and parking areas, and facilities now or hereafter within the Complex) at such times and in such manner as is necessary or appropriate in Landlord's sole opinion, to prevent their deduction as public rights-of-way or streets, and to do and perform such other acts in, to and with respect to the common areas as at the time in question accord with good and generally accepted standards of operation of mixed-use, high-rise developments.

5.08     LIENS.
     Tenant shall not cause liens of any kind to be filed or placed against the Premises or the Building. If any liens are filed, with or without Tenant's knowledge, and such liens are the result of any act, directive or action of Tenant, its agents or employees, Tenant shall immediately at Tenant's sole cost and expense take whatever action shall be necessary to cause such lien to be satisfied and discharged within ten (10) days after such filing. Notwithstanding the foregoing, Landlord shall have the right and privilege, at Landlord's option, of paying the amount of such lien, or any portion thereof, without inquiry as to the validity thereof. Any amounts so paid, including expenses, reasonable attorneys' fees and interest at the rate of eighteen percent (18%) per annum from the date of expense until repaid, shall be deemed additional rent due from Tenant to Landlord on demand.

5.09     SIGNS.
     Tenant shall not inscribe any inscription or post, place or in any manner display any sign, notice, picture, placard, poster, or advertising matter anywhere in or about the Building or Premises at places visible (either directly or indirectly as an outline or shadow on a glass pane) anywhere outside the Premises without Landlord's prior written consent. Upon expiration or termination of this Lease, Tenant shall remove all such signs or advertising consented to by Landlord and shall at its own expense repair any damage to the Premises or Building caused by such removal. Such obligations shall survive expiration or sooner termination of this Lease.

5.10     SIGNS DIRECTORY LISTING.
     At Tenant's request and Landlord's expense, shall provide listings on the Building directory of the names of Tenant and the names of any of Tenant's officers and employees, provided that the names so listed shall not use more than Tenant's proportionate share of the space on the Building directory.

SECTION 6. INSURANCE; INDEMNITY; SUBROGATION

6.01     INSURANCE BY LANDLORD.
         Landlord shall maintain the following insurance coverage:

 6.01-1 Fire insurance with an extended coverage endorsement for an amount not less than one hundred percent (100%) of the then current replacement cost (excluding foundation, grading, and excavation costs) of the Building, including all improvements thereto.

6.01-2      Rental Income insurance  coverage equal to not less than one hundred percent (100%) of the then current gross annual rentals due from all Tenants of the Building.

6.01-3      Glass  Replacement  insurance  coverage for replacement of all glass then situated in the Building.

6.01-4      Vandalism and Malicious Mischief insurance coverage.

6.01-5      Worker's   Compensation   insurance  coverage  for  all  Landlord's
employees and agents in an amount sufficient to comply with applicable laws or regulations.

6.01-6 Commercial General Liability and Property Damage insurance coverage on an occurrence basis with limits of not less than one million dollars ($1,000,000.00) per occurrence, or if such limits shall not be available on a per occurrence basis, then with limits of not less than two million dollars ($2,000,000.00) per year.

6.01-7 Such other insurance coverage as Landlord may from time to time determine consistent with coverage which is now or may in the future be considered prudent for similar income producing property situated in the same general geographic area as the Building or as may be required by any mortgagee or creditor of Landlord.

     With respect to the insurance described in Sections 6.01-1, 6.01-5 and 6.01-6 above, Landlord may exclude from coverage the tenant improvements required to be insured by Tenant pursuant to Section 6.02 and other improvements required to be insured by other Tenants or occupants of the Building. The named insured on all policies of insurance maintained by Landlord shall be the Landlord and, if required, any mortgagee or creditor of Landlord. Tenant shall pay to Landlord as additional rent the Pro Rata Percentage (as shown on the cover page of this Lease) of the cost of all such insurance maintained by Landlord.

6.02     INSURANCE BY TENANT.
     During the term of this Lease, Tenant shall provide Landlord with evidence, in a form acceptable to Landlord, of insurance coverage in effect against such perils and in such amounts as Landlord shall from time to time request in writing. All insurance policies provided and maintained by Tenant in compliance with Landlord's request shall be issued in a form and by an insurer acceptable to Landlord and shall, in addition to Tenant, name as additional insured, Landlord and any other person or entity having an interest in the Building or land upon which it is situated whose name is furnished to Tenant by Landlord and, if applicable, their: (i) constituent general partners; or (ii) officers, directors and shareholders.

6.02-1 Fire insurance, including extended coverage, vandalism and malicious mischief and demolition and debris removal, insuring, for an amount not less than one hundred percent (100%) of the current replacement cost of all Tenant improvements, alterations, or additions made to the Premises by Tenant, and Tenant's trade fixtures, inventory, furniture and equipment owned, controlled or in use by Tenant and situated in the Premises. Landlord shall have no interest in the insurance upon Tenant's equipment and fixtures and will sign all documents necessary in the settlement of any claim. Landlord will not carry insurance of Tenant's property or improvements to the Premises made by Tenant.

6.02-2       Commercial  General  Liability and Property Damage  insurance on an occurrence basis with respect to Tenant's business and occupancy of the Premises with limits for any one occurrence of not less than one million dollars ($1,000,000.00) or if such limits shall not be available on a per occurrence basis, then with limits of not less than two million dollars ($2,000,000.00) per year) or such greater amount as Landlord may reasonably require in writing from time to time, provided that if such insurance shall have limits on a per year basis, Tenant also shall be required to maintain an umbrella liability policy of insurance with limits of not less than two million dollars ($2,000,000.00). Such insurance shall contain a provision including coverage for all liabilities of, or assumed by, Tenant under this Lease (including all of Tenant's indemnity obligations hereunder).

6.02-3      Worker's  Compensation  insurance for all Tenants' employees working in the Premises in an amount sufficient to comply with applicable laws or regulations.

6.02-4 Insurance against such other perils and in such amounts as Landlord may from time to time reasonably require in writing. Such request shall be made on the basis that the insurance coverage requested is customary at the time for prudent Tenants.

6.02-5 All policies of insurance maintained by Tenant shall be in a form acceptable to Landlord and shall: (i) be issued by an insurer licensed to do business in the state (province) in which the Building is situated; (ii) if requested, name Landlord and any managing agent and other designee and, if applicable, their respective: (a) constituent general partners, or (b) officers, directors and shareholders, as the case may be, as additional insured; (iii) require at least thirty (30) days prior written notice to Landlord of termination, lapse of coverage or material alteration; and (iv) waive, to the extent available, any right of recovery or subrogation against Landlord. If requested by Landlord, Tenant shall, upon the Commencement Date of this Lease and thereafter within thirty (30) days prior to the expiration of each such policy, promptly deliver to Landlord certified copies or other evidence of such policies and evidence satisfactory to Landlord that all premiums have been paid and all policies are in effect.

6.02-6       If  Tenant  fails to  secure or  maintain  any  insurance  coverage required by Landlord or should insurance secured not be approved by Landlord and such failure or approval not be corrected within thirty (30) hours after written notice from Landlord, Landlord may, in Landlord's sole discretion, purchase such insurance coverage required at Tenant's expense. Tenant shall reimburse Landlord on demand for any monies expended.

6.03     BLANKET INSURANCE.
     Tenant shall have the right to satisfy its insurance obligations set forth in Section 6.02 under a blanket insurance policy or policies covering the Premises and other of Tenant's leased or owned properties, provided that if Tenant shall elect to insure the Premises under such blanket policy or policies:

     (a) Each such policy or policies shall specify the amount or amounts, as the case may be of the total insurance coverage allocated to the Premises, which amount(s) shall not be less than the amount(s) required under Section 6.02.

     (b) The amounts so specified in such policy or policies or in the written statement or certificate described in subsection (a) above, shall be sufficient to prevent any one of the insured parties thereunder, including Landlord, from becoming a co-insurer within the terms of the applicable policy or policies.

     (c) Any such policy or policies shall not, as to Landlord's coverage thereunder, be subject to invalidation as a result of any act or omission by Tenant of any kind whatsoever.

     (d) The blanket policy or policies shall, with respect to the Premises, otherwise comply with all other requirements set forth in Section 6.02, including without limitation, the requirements related to coverage and endorsements.

6.04     INDEMNITY.
     Tenant shall indemnify and hold harmless Landlord from all loss, claim, demand, damage, liability, or expense, including attorneys' fees, resulting from any injury to or death of any person or any loss of or damage to any property caused by or resulting from any act, omission, or negligence of Tenant or any

(6.04     INDEMNITY)

officer, employee, agent, contractor, licensee, guest, invitee, or visitor of Tenant in or about the Premises or the Building. The foregoing provision shall be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by any act or omission of Landlord or of any officer, employee, agent contractor, invitee or visitor of Landlord. Landlord shall not be liable for any loss or damage to person, property or Tenant's business sustained by Tenant, or other persons, which may be caused by the Building or the Premises, or any appurtenances thereto, being out of repair or by the bursting or leakage of any water, gas, sewer, or steam pipe, or by theft, or by any act of neglect of any tenant or occupant of the Building, or of any other person, or by any other cause whatsoever, unless caused by the gross negligence of Landlord.

6.05     WAIVER OF RECOVERY.
     Regardless of fault or negligence, Landlord and Tenant hereby waive and release any claim arising in favor of one against the other, or anyone claiming through either of them (including any insurance company insuring either of them for any loss) by way of subrogation or otherwise, for any loss of or damage to any property of either which loss or damage is recovered under any such insurance policies. Said waiver shall be in addition to any other waiver or release contained in this Lease with regard to loss or damage to property of either. Landlord and Tenant shall request its insurers to consent to such waiver and agree to waive all rights of subrogation against the other party. If the insurer shall impose a fee for consenting to such waiver, the party benefiting shall pay the cost imposed.

6.06     CONCURRENT INSURANCE.
     Except with respect to the liability insurance required to be carried by Section [6.02-2 or 6.02-3] hereof, neither Landlord nor Tenant shall procure insurance concurrent in form, or contributing in the event of loss, with that insurance required by Section 6.02 to be furnished by Tenant unless both Landlord and Tenant are named in such insurance as the insured thereunder, with loss payable as required by this Lease. Landlord and Tenant each agree to notify the other immediately in writing upon the procurement of such separate insurance.

 6.07    INCREASED COST/ADDITIONAL COVERAGE.
     Tenant shall not keep or use in or upon the Premises any article or substance which may be prohibited by any insurance policy in force from time to time covering the Premises or the Building, and Tenant shall not, directly or indirectly, make any use of the Premises which may jeopardize any insurance covering the Premises or the Building, or may increase the cost of such insurance, or which may require additional insurance coverage. If the occupancy of the Premises, the conduct of business in the Premises or any act or omission of the Tenant in or about the Premises causes or results in any increase in premiums for the insurance carried from time to time by the Landlord with respect to the Premises and/or the Building or causes or results in the need for additional insurance coverage, then Tenant shall pay to Landlord promptly upon demand thereof the cost of such increase in premiums or the cost of such additional coverage, as applicable.

                                       20
EXHIBIT 10.5 - continued

SECTION 7. DAMAGE AND DESTRUCTION

7.01     DAMAGE REPAIR.
     In the event the Building or the Premises shall be destroyed or rendered untenantable either in whole or in part by fire or other casualty, Landlord may at its option restore the Building or premises to as near their previous condition as is reasonably possible. In the meantime, unless the damage was caused by acts, omissions, or negligence of Tenant, its agents, employees, contractors, or invitees, the rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole thereof. But, unless Landlord within thirty (30) days after the happening of any such casualty shall notify Tenant of its election to restore, this Lease shall not continue and Landlord shall commence the necessary restoration. Such restoration by Landlord shall not include replacement of Tenant's trade fixtures, furniture, equipment, or other items that do not become part of the Building or any improvements to the Premises in excess of those provided for in the allowance for building standard items as of the Commencement Date of this Lease. The Tenant at no cost to the Landlord shall perform Restoration of the Premises required beyond Landlord's obligation. If Landlord shall elect to notify Tenant that Landlord shall not restore, this Lease shall terminate as of the date of the occurrence and Tenant shall promptly vacate the Premises. Upon vacating, any prepaid rent from date of vacating shall be refunded to Tenant.

7.02     DELAY BEYOND LANDLORD'S CONTROL.
     No penalty shall accrue to Landlord to delay in commencing or completing repairs caused by adjustment of insurance claims, government requirements, or any cause beyond Landlord's reasonable control.

7.03     BUSINESS INTERRUPTION.
     No damages, compensation, or claim shall be payable by Landlord for inconvenience, loss of business, or annoyance arising from any repair or restoration of any portion of the Premises or of the Building. Landlord shall use commercially reasonable efforts to affect such repairs promptly and in such manner as not to unreasonably interfere with Tenant's occupancy.

7.04     TENANT IMPROVEMENT.
     Landlord will not carry insurance of any kind on any improvements, additions, or alterations made and paid for by Tenant or Tenant's furniture or furnishings or on any fixtures, equipment, improvements, or appurtenances of Tenant under this lease, and Landlord (except as provided by law by reason of its negligence) shall not be obligated to repair any damage thereto or replace the same. Landlord shall be obligated to make repairs or restoration only of those portions of the Premises that were originally provided at Landlord's expense. The repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

7.05     DESTRUCTION DURING LAST YEAR OF TERM.
     In case the Building shall be substantially destroyed by fire or other causes at any time during the last year of the term of this Lease, either Landlord or Tenant may terminate this Lease upon written notice to the other party hereto given within thirty (30) days of the date of such destruction.

7.06     MUTUAL RELEASE.
     Upon any termination of this Lease as a result of damage or destruction of the Building or Premises as provided herein, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord, except for rent and any other monies which have accrued and are then unpaid.

SECTION 8. CONDEMNATION

8.01     CONDEMNATION; AWARD; TERMINATION.
     If the Building or Premises shall be taken or condemned for any public purpose or for any reason whatsoever, to such an extent as to render either or both untenantable, either Landlord or Tenant shall have the option to terminate this Lease effective as of the date of taking or condemnation. If the taking or condemnation does not render the Building and the Premises untenantable, this Lease shall continue in effect and Landlord shall promptly restore the portion not taken, to the extent possible, to the condition existing prior to the taking. In such event, however, Landlord shall not be required to expend an amount in excess of the proceeds received by Landlord from the condemning authority. If, as a result of such restoration, the area of the Premises is reduced, the rental shall be reduced proportionately. All proceeds from any taking or condemnation shall be paid to Landlord. Tenant waives all claims against such proceeds. A voluntary sale or conveyance in lieu of, but under the threat of, condemnation shall be considered a taking or condemnation for public purpose.

8.02 PARTIAL TAKING OF BUILDING AND/OR PREMISES MAKING SPACE UNTENANTABLE. If a portion of the Building or Premises is taken or condemned and the remainder is, in Landlord's opinion, not economically usable, Landlord shall notify Tenant of the termination of the Lease effective as of the date of taking and any prepaid rent shall be refunded to Tenant.

8.03     PARTIAL TAKING OF PREMISES AND TENANT ABILITY.
     If a portion of the Premises is taken or condemned and the remainder is, in Landlord's opinion, economically usable, this Lease shall terminate as to the portion taken, effective as of the date of taking and continue as to the remainder. Landlord shall, to the extent reasonably possible, repair and restore the remainder to its condition as of the date of taking. Any prepaid rent shall be applied against subsequent rental due.

8.04     VOLUNTARY SALE.
     A voluntary sale or transfer in lieu of, but under the threat of, condemnation shall be considered a taking or condemnation.

8.05     AWARD.
     Landlord shall be entitled to all compensation paid as a result of such taking or condemnation without participation by Tenant. Tenant may pursue a claim against the condemning authority for loss of business, cost of relocation, or cost of removal of Tenant's trade fixtures, furniture, and equipment only if such claim does not diminish or adversely affect the compensation to be paid to Landlord.


SECTION 9. SURRENDER OF PREMISES

9.01        SURRENDER AT TERMINATION.

          Upon termination of this Lease whether caused by lapse of time or otherwise Tenant shall:

     (a) Remove Tenant's goods and effects and those of all persons claiming under Tenant at Tenants expense.
     (b)  Deliver all keys to the Premises to Landlord.
     (c)  Surrender at once possession of the Premises to Landlord.

(9.01        SURRENDER AT TERMINATION)

     If Tenant caused the Premises to be improved with other than building standard ceiling suspension system, acoustical tile ceiling, fluorescent light fixtures, millwork detail, doors, door frames, hardware, or hard surface floor tile and base, or any corridor adjacent to the core of the Building to be other than building standard width and construction, Tenant shall pay to Landlord an amount equal to the cost to replace all such non-standard items with the then building standard items and the cost to replace all such non-standard corridors with corridors of building standard width and construction.

9.02     FAILURE TO SURRENDER.
     If possession of the Premises is not immediately surrendered, Landlord may take possession of the Premises and expel or remove Tenant and any other person occupying all or a portion of the Premises, by force if necessary, without civil or criminal liability.

9.03     TITLE TO IMPROVEMENTS.
     Except for movable office furnishings, all improvements, alterations or additions made by either Landlord or Tenant within the Premises shall become the property of Landlord when the Premises are vacated by Tenant and shall remain upon and be surrendered with the Premises without compensation to Tenant. Except for damage by fire or casualty, the maintenance and care of such improvements during the term of this Lease shall be the responsibility of Tenant. Wall paneling, closets, built-in cabinets, sinks, doors, floor coverings, and built-in units of all kinds are improvements that become the property of Landlord. Wall hung office furniture, Tenant provided the reasonably estimated amount to cap plumbing may remove refrigeration-sink units and other electrical appliances and repair screw holes or other damage is paid to Landlord prior to removal. Front reception built-in desk and laminated conference room table will remain property of Landlord.

9.04     REMOVAL OF FURNITURE AND TRADE FIXTURES-ABANDONMENT.
     All furniture, movable trade fixtures, and installed by Tenant may be removed by Tenant at termination of the Lease. All such removals shall be accomplished in a workmanlike manner so as not to damage the Premises or the Building, including the structure or structural qualities of the Building or the plumbing, electrical lines, or utilities. Any such furniture, movable trade fixtures, and equipment not promptly removed by Tenant shall be deemed conclusively to have been abandoned by Tenant and may be appropriated, sold, destroyed, or otherwise disposed of by Landlord without notice to Tenant or obligation to compensate Tenant or to account therefore. Tenant shall pay Landlord, on demand, all costs incurred by Landlord in connection with such abandonment.

9.05     SURRENDER WRITTEN ACCEPTANCE NECESSARY.
     No act or omission by Tenant, its agents, or during the lease term, including delivery of keys to any of Landlord's agents or employees, shall be deemed an acceptance of a surrender of the Premises and no agreement to accept surrender of the Premises shall be valid unless it is presented in writing and signed by Landlord.

SECTION 10. DEFAULT; EVENTS; REMEDIES10.01  EVENTS OF DEFAULT.

     The occurrence of any one of the following events shall constitute a default of this Lease by Tenant:

     (a) Failure of Tenant to make any payment of rent or other required payment when due and when such failure continues for a period of ten
          (10) days after mailing of written notice by Landlord to Tenant. No notice shall be necessary if two such notices have been given during the preceding twelve (12) month period.
     (b) Failure by Tenant to take possession of the Premises within ten (10) days following commencement of this Lease.
     (c) Vacating or abandonment of all or a substantial portion of the Premises.
     (d) Failure of Tenant to comply with any provision of this Lease other than payment of rent, with such failure continuing for ten (10) days after mailing of written notice by Landlord to Tenant specifying the nature of non-compliance by Tenant with reasonable particularity provided. However, if the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, Tenant shall not be in default if Tenant immediately commences or has commenced such cure and thereafter diligently proceeds to cure such default (within thirty (30) days).
     (e) The making of an assignment or general arrangement for the benefit of creditors by Tenant or any guarantor of Tenant's obligations under the Lease.
     (f) The filing by Tenant or any guarantor of Tenant's obligations under this Lease of a petition under any section or chapter of the present Federal Bankruptcy Act (or foreign equivalent) or amendment thereto or under any similar law or statute of the United States (or foreign country) or any state (or province) thereof. Or, the failure of the dismissal, within ten (10) days after the filing of an involuntary petition of bankruptcy or insolvency against Tenant or guarantor of Tenant's obligations.
     (g) The appointment of a receiver or trustee for all or substantially all the assets of Tenant or any guarantor of Tenant's obligations under this Lease. Such receivership shall not have been terminated or stayed within the time permitted by law.
     (h) The attachment, execution or other judicial seizure of substantially all of Tenant's assets located in the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

10.02    REMEDIES IN EVENT OF DEFAULT.
     Upon the occurrence of any event of default, Landlord shall have the option to do any one or more of the following without any notice or demand.

10.03    TERMINATION OF LEASE.
     Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant shall fail to do so, Landlord may without notice and prejudice to any other remedy available, enter and take possession of the Premises and remove Tenant or anyone occupying the Premises and its effects without being liable to prosecution or any claim for damages. Tenant shall indemnify Landlord for all loss and damage suffered by Landlord because of such termination whether through inability to relet the Premises or otherwise, including any loss of rent for the remainder of the term of this Lease. If Landlord elects to terminate this Lease, Tenant's liability to Landlord for damages shall survive such termination.

                                       24
EXHIBIT 10.5 - continued

10.04    ACCELERATION OF RENT.
     Declare the entire amount of all rent past due as well as that which would have become due and payable during the remainder of the term of this Lease to be due and payable immediately. In this event, Tenant shall pay the same to Landlord immediately. Such payment shall constitute payment of past due rent and payment in advance of the rent stipulated for the remainder of the Lease term. Acceptance by Landlord of the payment of such rent shall not constitute a waiver of any then existing default occurring thereafter.

10.05    RELETTING OF PREMISES.
     Enter upon and take possession of the Premises as agent of Tenant without terminating this Lease and without being liable to prosecution or any claim for damages. Landlord may relet the Premises and in that connection may make any suitable alterations or refurbish the Premises, or both, or change the character or use of the Premises. Landlord shall not be required to relet for any use or purpose other than that specified in this Lease or which Landlord may reasonably consider injurious to the Premises, or to any tenant, which Landlord may consider objectionable.

     Landlord may relet all or any portion of the Premises alone or in conjunction with other portions of the Building for a term longer or shorter than the term of this Lease at a rental rate greater or less than the then current rental rate provided in this Lease and upon such other terms (Including the granting of concessions) as Landlord solely determines to be acceptable. If Landlord elects to reenter and relet all or any portion of the Premises, Landlord be entitled to recover as damages immediately, without waiting until the due date of any future rent, or until the date fixed for expiration of this Lease, the total of all rent owed and unpaid as of the date of the default. The Landlord can also recover the costs of reentry and reletting including without limitation the cost of any cleanup, refurbishing, removal of Tenant's property and fixtures, expenses from Tenant's failure to quit the Premises and to leave them in the required condition, any remodeling costs, attorneys' fees, court costs, brokers' commissions, advertising costs, and the difference between the rent and all of Tenant's other obligations under this Lease and the actual rent received by Landlord from the Premises for the period commencing with the date of the default and continuing through the date designated as the expiration date of this Lease.

     No such reentry or taking possession of the Premises shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. Landlord, however, shall have no duty to relet the Premises and Landlord's failure to do so shall not release Tenant's liability for rent or damages. If Landlord elects to enter and relet the Premises, the Landlord may at any time thereafter elect to terminate this Lease for Tenant's default. If Landlord takes possession of Premises, Landlord shall have the right to rent any available space in the Building before reletting or attempting to relet the Premises.

10.06    LANDLORD'S RIGHT TO PERFORM.
     Tenant is obligated to do by provisions of this Lease and may enter the Premises without being liable to prosecution or claim for damages in order to accomplish this purpose. Tenant shall reimburse Landlord immediately upon demand for any expenses, which Landlord may incur in complying with the terms of this Lease on behalf of Tenant. Landlord shall not be liable for any damages to Tenant from such action, whether caused by negligence of Landlord or otherwise.

                                       25
EXHIBIT 10.5 - continued

10.07    REMEDIES CUMULATIVE.
     The remedies, as set forth and available to Landlord because of the default of Tenant, shall be in addition to and shall not exclude any other remedy available to Landlord under this Lease or applicable law.

10.08    WAIVER OF REDEMPTION RIGHTS.
     Tenant for itself and on behalf of any and all persons claiming through or under it, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the Premises or to have a continuance of this Lease for its remaining term after having been dispossessed or ejected from the Premises by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

SECTION 11. GENERAL PROVISIONS

11.01    WAIVER.
     No provisions of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and is signed by Landlord. Landlord's waiver of a breach of any term or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a breach, from having the effect of any original breach. Landlord's receipt of rent with knowledge of a breach by Tenant of any term or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a breach, from having the effect of any original breach. Landlord's receipt of rent with knowledge of a breach by Tenant of any term or condition of this Lease shall not be deemed a waiver of such breach.

     Landlord's failure to enforce against Tenant or any other Tenant of the Building any of the rules or regulations made by Landlord shall not be deemed a waiver of such rules or regulations. No act or thing done by Landlord, its agents or employees during this Lease Term shall be deemed an acceptance of a surrender of the Premises and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and is signed by Landlord. The delivery of keys to any of Landlord's agents or employees shall not serve to terminate this Lease or surrender the Premises. No payment by Tenant or receipt by Landlord, of a lesser amount than the rent due shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying a payment as rent be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy available to Landlord.

11.02    HOLDING OVER.
     If Tenant shall fail to vacate the Premises upon expiration or sooner termination of this Lease, Tenant shall be a month-to-month Tenant and subject to all laws of the [state or province] in which the Building is situated applicable to such tenancy. The rent to be paid Landlord by Tenant during such continued occupancy shall be one hundred fifty percent (150%) of the base rent being paid by Tenant as of the date of expiration or sooner termination.


11.03    Removal Of Property.
     If Tenant shall fail to remove any of its property of any nature from the Premises or Building at the termination of this Lease or when Landlord has the right of re-entry, and if Landlord fails to elect to pursue any remedies available to Landlord as provided in this Lease relative to removal or disposition of Tenant's property remaining in the Premises or Building, Landlord

(
11.03    Removal Of Property)
may, at its option, immediately remove and store said property without liability for loss or damage, such storage to be for the account and at the expense of Tenant. In the event that Tenant shall not pay the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Landlord may at its option sell, or permit to be sold, any or all such property at public or private sale, in such manner and at such times and places as Landlord, in its sole discretion, may deem proper, without notice to Tenant. The proceeds of such sale may be applied (i) to the cost and expense of such sale, including reasonable attorneys' fees actually incurred; (ii) to the payment of the cost for storing such property; (iii) to the payment of any other money, which may then be or thereafter become due Landlord from Tenant under any of the terms of this Lease; and (iv) the balance if any to Tenant.

11.04    NOTICES.
     All notices or other communications between the parties shall be in writing and shall be delivered by personal delivery, commercially recognized overnight courier, or prepaid United States registered or certified mail, receipt requested, addressed as set forth below. If any notice is delivered in person or by overnight courier, such notice shall be deemed duly given upon receipt. If any notice is delivered by United States registered or certified mail, return receipt requested, such notice shall be deemed duly given upon the earlier of receipt or three (3) days after deposit with the United States mail service.
Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

All notices and other communications shall be addressed and sent to the following addresses:

To Tenant:                                     To Landlord:
Fan Energy Inc.                                COFCO Investment Company, L.L.C.
668 North 44th Street, Suite 233               668 North 44th Street, Suite 228
Phoenix, Arizona 85008                         Phoenix, Arizona 85008
Attn: Peter H. Jacobs, President               Attn: Rob Reblin, President
Attn: Lynn Marzonie, Controller

 11.05   CONSENT NOT UNREASONABLY WITHHELD.
     Unless otherwise specifically provided, whenever consent approval of Landlord or Tenant is required under the terms of this Lease, such consent or approval shall not be unreasonably withheld or delayed. Tenant's sole remedy if Landlord unreasonably withholds or delays consent or approval shall be an action for specific performance and Landlord shall not be liable for damages. If either party withholds any consent or approval, such party shall on written request deliver to the other party a written statement giving the reasons therefore.

11.06    ATTORNEYS' FEES.
     If either Landlord or Tenant commences or engages in or threatens to commence or engage in any action or litigation or arbitration against the other party arising out of or in connection with the Lease, the Premises or the Building, including but not limited to any action for recovery of any payment owed by either party under the Lease, or to recover possession of the Premises, or for damages for breach of the Lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys' fees and other costs incurred in connection with and preparation for such action.

     If Landlord becomes involved in any litigation or dispute, threatened or actual, by or against anyone not a party the Lease, but arising by reason of or related to any act or omission of Tenant or Tenant's agents, contractors, employees, licensees, directors, officers, partners, trustees, visitors, or invitees, Tenant agrees to pay Landlord's reasonable attorneys' fees and other costs incurred in connection with the litigation or dispute regardless of whether a lawsuit is actually filed.

11.07    TIME OF THE ESSENCE.
     In all instances where the terms and provisions of this Lease to pay any sum or to do any act at a particular time or it is understood and agreed within an indicated period require Tenant, it is understood and agreed that time is of the essence.

11.08    ARBITRATION
     These procedures will govern any arbitration to this lease:

a) Arbitration will be commenced by a written demand made by Landlord or Tenant upon the other. The written demand will contain a statement of the question to be arbitrated and the name and address of the arbitrator appointed by the demandant. Within ten (10) days after its receipt of the written demand, the other will give the demandant written notice of the name and address of its arbitrator. Within ten (10) days after the date of the appointment of the second arbitrator, the two arbitrators will meet. If the two arbitrators are unable to resolve the question in dispute within ten (10) days after their first meeting, they will select a third arbitrator. The third arbitrator will be designated as chairman and will immediately give Landlord and Tenant written notice of its appointment. The three arbitrators will meet within ten (10) days after the appointment of the third arbitrator. If they are unable to resolve the que3stion in dispute within ten (10) days after their first meeting, the third arbitrator will select a time, date, and place for a hearing and will give Landlord and Tenant thirty (30) days' prior written notice of it. The date for the hearing will not be more than sixty (60) days after the date of appointment of the third arbitrator. The first two arbitrators may be partial. The third arbitrator must be neutral. All of the arbitrators must have these qualifications: (Qualifications of arbitrators)
b) At the hearing, Landlord and Tenant will each be allowed to present testimony and tangible evidence and cross-examine each other's witnesses. The arbitrators may make additional rules for the conduct of the hearing or the preparation for it. The arbitrators will render their written decision to Landlord and Tenant not more than thirty (30) days after the last day of the hearing.
c) If the one of whom arbitrator is demanded fails to appoint its arbitrator within the time specified or if the two arbitrators appointed are unable to agree on an appointment of the third arbitrator within the time specified, either Landlord ort Tenant may petition a justice of the Phoenix court of the State of Arizona to appoint a third arbitrator. The petitioner will give the other five (5) days' prior written notice before filing the petition.
d) The arbitrator will be governed by the Arbitration Law of the State of Arizona, and when not in conflict with such law, by the general procedures in the Commercial Arbitration Rules of the American Arbitration Association.
e) The arbitrators will not have power to add to modify, detract from, or alter in any way the provisions of this lease or any amendments or supplements to this lease. The written decision of at least two arbitrators will be conclusive and binding upon landlord and tenant. No arbitrator is authorized to make an award of punitive or exemplary damages.

 (ARBITRATION)

f) Landlord and Tenant will each pay for the services of its appointees, attorneys, and witnesses, plus one-half (1/2) of all other proper costs relating to the arbitration.
g) The decision of the arbitrators will be final and non-appealed, and may be enforced according to the laws of the State of Arizona.

11.09    DESIGNATED PARTIES.
     Landlord may act in any matter provided for herein by its property manager or any other person who shall from time to time be designated by Landlord by notice to Tenant. Tenant may designate in writing a person to act on its behalf in any matter provided for herein and may by written notice change such designation. In the absence of such designation, the person or persons executing this Lease for shall be deemed to be authorized to act on behalf of Tenant in any matter provided for herein.

11.10    SUCCESSORS.
     All covenants, agreements, terms, and conditions in this Lease shall apply to and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors, and permitted assignees.


11.11    JOINT AND SEVERAL LIABILITY.
     If there is more than one Tenant, the obligations imposed by this Lease upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations, the obligation imposed on Tenant shall be joint and several obligations of Tenant and such Guarantor. Landlord need not first proceed against the Tenant before proceeding against such Guarantor. The Guarantor shall not be released from its guaranty for any reason whatsoever including amendments to the Lease, waivers of default of Tenant, failure to give the Guarantor any notices to be given Tenant, or release of any party liable for payment of Tenant's obligations under this Lease.

11.12    MERGER.
     The voluntary or other surrender of this Lease by Tenant the cancellation of this Lease by mutual agreement of Landlord and Tenant shall not work a merger and shall, at Landlord's option, terminate all or any subleases or subtenancies. Landlord's option shall be exercised by notice to Tenant and all known tenants under any sublease or subtenancy.

11.13    RELATIONSHIP OF PARTIES.
     Nothing contained in this Lease shall create any of Landlord and Tenant. It is acknowledged and agreed that Landlord does not in any way or for any purpose become a partner of Tenant in the conduct of Tenant's business or a joint venturer or a member of a joint or common enterprise with Tenant.

11.14    ENTIRE AGREEMENT -- CAPTIONS.
     Tenant acknowledges and agrees that it has not relied upon any statement, representation, agreement or warranty except such as may be expressly set forth in this Lease. It is agreed by Landlord and Tenant that no amendment or modification of this Lease shall be valid or binding unless executed in writing by Landlord and Tenant. No provision of this Lease shall be altered, waived, amended, or extended except in writing executed by Landlord and Tenant. The Section headings contained in this Lease are for convenience only and shall in no way enlarge or limit the scope or meaning of the provisions of this Lease.

                                       29
EXHIBIT 10.5 - continued

11.15    SEVERABILITY.
     If any clause or provision of this Lease is held to be illegal, invalid or unenforceable under present or future law effective during the term of this Lease, the remainder of this Lease shall not be affected thereby. In lieu of such clause or provision being held to be illegal, invalid, or unenforceable, there shall be added, as a part of this Lease, a clause or provision as similar in terms as possible that shall be legal, valid, and enforceable.

11.16    GENDER.
     Words of any gender used in this Lease shall be held and construed to include any other gender. Words in the singular number shall be held to include the plural unless the context otherwise requires.


11.17    BUILDING NAME.
     Landlord reserves the right at any time and from time to time to change the name by which the Building is designated.

11.18    BROKERAGE COMMISSIONS.
     Tenant and Landlord each represents and warrants that it has dealt with no broker, agent, or finder on account of this Lease. Landlord and Tenant each agrees to defend, indemnify, and hold harmless the other from and against any and all claims, damages and costs, including attorneys' fees, in connection with any claim for brokerage, finder's or similar fees, or compensation related to this Lease which may be made or alleged as a result of acts or omissions of that party.

11.19    CORPORATE AUTHORITY.
     If Tenant is a corporation, Tenant warrants that it has legal authority to operate and is authorized to do business in the state (province) in which the Premises are situated. Tenant also warrants that the person or persons executing this Lease on behalf of Tenant has authority to do so and fully obligate Tenant to all terms and provisions of this Lease. Tenant shall, upon request from Landlord, furnish Landlord with a certified copy of resolutions of the Board of Directors authorizing this Lease and granting authority to execute it to the person or persons who have executed it on Tenant's behalf.

11.20    GOVERNING LAW.
     This Lease shall be governed by, construed and enforced in accordance with the laws of Arizona.

11.21    Force Majeure.
     Landlord shall not be required to perform any term, condition or covenant in this Lease so long as such performance is delayed or prevented by acts of God, strikes, lockouts, material or labor restrictions by any governmental authority, civil riot, floods, or any other cause not reasonable within the control of Landlord, and which, by the exercise of due diligence, Landlord is unable, wholly or in part, to prevent or overcome, as long as Landlord diligently proceeds to correct such situation.


11.22    Recordation.
     Tenant shall not record this Lease without the prior written consent of the Landlord. Either party shall upon request of the other party execute and acknowledge a "short form" memorandum of this Lease for recording purposes. The cost of preparation and recording the memorandum shall be borne by the party requesting execution of the memorandum.

SECTION 12. EXHIBITS

12.01    Exhibits.
     The contents and provisions set out in any Exhibits attached hereto are incorporated herein by reference and made a part hereof. If any provisions or provisions set out in said Exhibits are in conflict with any other provisions of this Lease, the provisions set forth in said Exhibit shall be controlling.

TENANT                                     LANDLORD
Fan Energy Inc.                            COFCO Investment Company, L.L.C.

Name:                                      Name:

By:                                        By:

Its:                                       Its:

Date:                                      Date:

                                  EXHIBIT "B"

BUILDING RULES AND REGULATIONS

1. Tenant shall not obstruct or interfere with the rights of other tenants of the Building, or of persons having business in the Building, or in any way injure or annoy such Tenants or persons.

2. Tenant shall not use the Building for lodging, sleeping, cooking or for any immoral or illegal purpose or for any purpose that will damage the Building or the reputation thereof or for any purposes other than those specified in the Lease.

3. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent such activities.

4. Tenant shall not bring or keep within the Building any animal, bicycle, or motorcycle.

5. Tenant shall not conduct mechanical or manufacturing operations, cook or prepare food, or place or use any flammable, combustible, explosive or hazardous fluid, chemical device, substance or material in or about the Building without the prior written consent of Landlord. Tenant shall comply with all rules, orders, regulations, and requirements of the applicable Fire Rating Bureau, or any other similar body, and Tenant shall not commit any act or permit any object to be brought or kept in the Building that shall increase the rate of fire or casualty insurance on the Building or on property located therein.

6. Tenant shall not use the Building for manufacturing or for the storage of goods, wares, or merchandise, except as such storage may be incidental to the use of the Premises for general office purposes and except in such portions of the Premises as may be specifically designated by Landlord for such storage. Tenant shall not occupy the Building or permit any portion of the Building to be occupied for the manufacture or direct sale of liquor, narcotics or tobacco in any form. Also, unless the terms of Tenant's Lease specifically permit otherwise, the Building shall not be used as a medical office, barber shop, manicure shop, music, or dance studio, or employment agency. Tenant shall not conduct in or about the Building any auction, public or private, without the prior written approval of Landlord.

7. Tenant shall not install for use in the Building any air conditioning unit, engine, boiler, generator, machinery, heating unit, stove, water cooler, ventilator, radiator, or any other similar apparatus without the prior written consent of Landlord and then only as Landlord may direct.

8. Tenant shall not use in the Building any machines other than standard office machines such as typewriters, calculators, copy machines, personal computers, and similar machines, without the prior written approvals of Landlord. All office equipment and any other device of any, electrical, or mechanical nature shall be placed by tenant in the Premises in settings approved by Landlord so as to absorb or prevent any vibration, noise, or annoyance. Tenant shall not cause improper noises, vibrations, or odors within the Building.

9. Tenant shall move all fright, supplies, furniture, fixtures, and other personal property into, within and out of the Building only at such times and through such entrances as may be designated by Landlord, and such movement of such items shall be under the supervision of Landlord. Landlord reserves the right to inspect all such freight, supplies, furniture, fixtures, and other personal property to be brought into the Building and to exclude from the Building all such objects which violate any of these rules and regulations or the provisions of the Lease. Tenant shall not move or install such objects in or about the Building in such a fashion as to unreasonably obstruct the activities of other tenants. All such moving shall be at the sole expense, risk, and responsibility of Tenant. Tenant shall not use in the delivery, receipt, or other movement of freight, supplies, furniture, fixtures, and other personal property to, from or within the Building, any hand trucks other than those equipped with rubber tires and side guards.

10. Tenant shall not place within the Building any safes, copy machines, computer equipment, or other objects of unusual size or weight, nor shall Tenant place within the Building any objects that exceed the floor weight specifications of the Building without the prior written consent of Landlord. Landlord shall prescribe the placement and positioning of all such objects within the Building and such objects shall in all cases be placed upon plates or Landlord shall prescribe footings of such size as.

11. Tenant shall not deposit any trash, refuse, cigarettes, or other substances of any kind within or out of the Building, except in the refuse containers provided therefore. Tenant shall not introduce into the Building any substance which might add an undue burden to the cleaning or maintenance of the Premises or the Building. Tenant shall exercise its best efforts to keep the sidewalks, entrances, passages, courts, lobby areas, garages, or parking areas, elevators, escalators, stairways, vestibules, public corridors, and halls in and about the Building (hereinafter "Common Areas") clean and free from rubbish.

12. Tenant shall use the Common Areas only as a means of ingress and egress and Tenant shall permit no loitering by any persons upon Common Areas or elsewhere within the Building. The Common Areas and roof of the Building are not for the use of the general public, and Landlord shall in all cases retain the right to control or prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation, or interests of the Building and its tenants. Tenant shall not enter the mechanical rooms, air conditioning rooms, electrical closets, janitorial closets, or similar areas or go upon the roof of the Building without the prior written consent of Landlord.

13. Tenant shall not use the washrooms, restrooms, and plumbing fixtures of the Building, and appurtenances thereto, for any other purposes than the purposes for which they were constructed, and Tenant shall not deposit any sweepings, rubbish, rags or other improper substances therein. Tenant shall not waste water by interfering or tampering with faucets or otherwise. If Tenant or Tenants servants, employees, agents, contractors, jobbers, licenses, invitees' guests, or visitors cause any damage to such washrooms, restrooms, plumbing fixtures, or appurtenances, such damage shall be repaired at tenants expense and Landlord shall not be responsible therefore.

14. Tenant shall not mark, paint, drill into, cut, string wires within, or in any way deface any part of the Building, without the prior written consent of Landlord and as Landlord may direct. Upon removal of any wall decorations or installations of floor coverings by Tenant, tenant at tenant's sole cost and expense shall repair any damage to the walls or floors. Without limitation upon any of the provisions of the Lease, Tenant shall refer all contract representatives, installation technicians, janitorial workers and other mechanics, artisans, and laborers rendering any service in connection with the repair, maintenance, or improvement of the Premises to Landlord for Landlord's supervision, approval, and control before performance of any such service. This paragraph 14 shall apply to all work performed in the Building, including without limitation installation of telephones, computers, electrical, and electronic devises of any kind and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment, or any other portion of the Building. Plans and specifications for such work prepared at Tenants sole expense, shall be submitted to Landlord and shall be subject to Landlords prior written approval in each instance before the commencement of work. Tenant shall construct all installations, alterations, and additions in a good and professional manner and only good grades of materials shall be used in connection therewith. The means by which telephone, computer and similar wires are to be introduced to the Premises and the location of telephones, call boxes, and other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord. Tenant shall not lay linoleum or similar floor coverings so that the same shall come into direct contact with the floor of the Premises. If linoleum or other similar floor covering is to be used, an interlining of builders deadening felt shall be first affixed to the floor, by a paste or other material soluble in water. The use of cement or other similar adhesive material is expressly prohibited.

15. Landlord shall have the right to prohibit any publicity, advertising, or use of the name of the Building by tenant, which in Landlord's opinion tends to impair the reputation of the Building or its desirability as a building for offices. Upon written notice from Landlord, Tenant shall refrain from or discontinue any such publicity, advertising, or use of the Building Name.

16. The sashes, sash doors, skylights, windows, and doors that reflect or admit light or air into the Common Areas shall not be covered or obstructed by Tenant through placement of objects upon windowsills or otherwise. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system of the Building by closing drapes and other window coverings when the sun's rays fall upon windows of the Premises. Tenant shall not obstruct, alter, or in any way impair the efficient operation of Landlord's heating, ventilating, air conditioning, electrical, fire, safety, or lighting systems, nor shall Tenant tamper with or change the setting of any thermostat or temperature control valves in the Building.

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EXHIBIT 10.5 - continued

17. Subject to applicable fire or other safety regulations, all doors opining onto Common Areas and all doors upon the perimeter of the Premises shall be kept closed and locked during non-business hours, except when in use for ingress or egress. If Tenant uses the Premises after regular business hours or on non-business days, Tenant shall lock any entrance doors to the Building or to the Premises used by tenant immediately after using such doors.

18. Employees of Landlord shall not be requested by Tenant to receive or carry messages for or to tenant or any other person, nor contract with nor render free or paid services to tenant or Tenants servants, employees, contractors, jobbers, agents, invitees, licensees, guests, or visitors. In the event that any of Landlords employees perform any such services, such employees shall be deemed to be agents of Tenant regardless of whether or how payment is arranged for such services. Tenant herby indemnifies and holds Landlord harmless from any and all liability in connection with any such services and any associated injury or damage to property or injury or death to persons resulting there from.

19. All Keys to the exterior doors of the Premises shall be obtained by tenant from Landlord, and Tenant shall pay to Landlord a reasonable deposit determined by Landlord from time to time for such keys. Tenant shall not make duplicate copies of such keys. Tenant shall not install additional locks or bolts of any kind upon any of the doors or windows of or within the Building nor shall Tenant make any changes in existing locks or mechanism thereof. Tenant shall upon the termination of its tenancy provide Landlord with the combinations to all combination locks on safes, safe cabinets, and other key-controlled mechanisms therein, whether or not Landlord furnished such keys to tenant. In the event of the loss of any key furnished to tenant by Landlord, tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall be deemed it necessary to make such a change.

20. Landlord shall in no case be liable for damages for the admission or exclusion of any person from the Building. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building for the safety of Tenants and protection of property in the Building.

21. For purposes hereof, the terms "Landlord", "Tenant", "Building", and "Premises" are defined in the Lease to which these Rules and Regulations are attached. Wherever Tenant is obligated under these Rules and Regulations to do or refrain from doing an act or thing, such obligation shall include the exercise by tenant of its best efforts to secure compliance with such obligation by the servants, employees, contractors, jobbers, agents, invitees, licensees, guests, and visitors of Tenant. The term "Building" shall include the Premises, and any obligations of Tenant hereunder with regard to the Building shall apply with equal force to the Premises and to other parts of the Building.

Fan Energy, Inc.                           COFCO Investment Company, L.L.C.
Name:                                      Name:
By:                                        By:
Its:                                       Its:
Date:                                      Date:

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